Property, Plant and Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
A summary of property, plant and equipment by classification is as follows:

	Depreciable Life	December 31, 2013	December 31, 2012
		(Millions)
Gathering and transmission systems	20 — 50 Years	$2,205	$1,921
Processing, storage, and terminal facilities	35 — 60 Years	1,645	1,154
Other	3 — 30 Years	49	32
Construction work in progress		310	561
Property, plant and equipment		4,209	3,668
Accumulated depreciation		(1,163)	(1,076)
Property, plant and equipment, net		$3,046	$2,592

Interest capitalized on construction projects in 2013, 2012 and 2011 was $11 million, $7 million and $2 million, respectively.
We revised the depreciable lives for our gathering and transmission systems, processing, storage and terminal facilities, and other assets effective April 1, 2012. The key contributing factors to the change in depreciable lives is an increase in the producers' estimated remaining economically recoverable reserves resulting from the widespread application of techniques, such as hydraulic fracturing and horizontal drilling, that improve commodity production in the regions our assets serve. Advances in extraction processes, along with better technology used to locate commodity reserves, is giving producers greater access to unconventional commodities. Based on our property, plant and equipment as of April 1, 2012, the new remaining depreciable lives resulted in an approximate $52 million reduction in depreciation expense for the year ended December 31, 2012. This change in our estimated depreciable lives increased net income per limited partner unit by $0.95 for the year ended December 31, 2012.
Depreciation expense was $87 million, $83 million, and $127 million for the years ended December 31, 2013, 2012, and 2011, respectively.
During the year ended December 31, 2013, we discontinued certain construction projects and wrote off approximately $8 million in construction work in progress to other expense in the consolidated statements of operations.
Asset Retirement Obligations - As of December 31, 2013 and 2012, we had asset retirement obligations of $24 million and $23 million, respectively, included in other long-term liabilities in the consolidated balance sheets. Accretion expense was $1 million for each of the years ended December 31, 2013 and 2011 and accretion benefit was less than $1 million for the year ended December 31, 2012.

We identified various assets as having an indeterminate life, for which there is no requirement to establish a fair value for future retirement obligations associated with such assets. These assets include certain pipelines, gathering systems and processing facilities. A liability for these asset retirement obligations will be recorded only if and when a future retirement obligation with a determinable life is identified. These assets have an indeterminate life because they are owned and will operate for an indeterminate future period when properly maintained. Additionally, if the portion of an owned plant containing asbestos were to be modified or dismantled, we would be legally required to remove the asbestos. We currently have no plans to take actions that would require the removal of the asbestos in these assets. Accordingly, the fair value of the asset retirement obligation related to this asbestos cannot be estimated and no obligation has been recorded.